UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 8, 2025

PROLOGIS, INC.
PROLOGIS, L.P.
(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.)	001-13545 (Prologis, Inc.)	94-3281941 (Prologis, Inc.)
Delaware (Prologis, L.P.)	001-14245 (Prologis, L.P.)	94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)
Registrants’ Telephone Number, including Area Code: (415)
394-9000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange
Prologis, L.P.	5.625% Notes due 2040	PLD/40	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders of Prologis, Inc. (the “Company”) held on May 8, 2025, the Company’s stockholders voted on the proposals listed below. The final results for the votes regarding each proposal are set forth below. The proposals are described in further detail in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on March 28, 2025.

1.	Elect twelve directors to the Company’s Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Hamid R. Moghadam	741,540,019	51,340,740	23,169,751	30,129,855
Cristina G. Bita	813,524,230	1,580,044	946,236	30,129,855
James B. Connor	791,361,576	23,756,386	932,548	30,129,855
George L. Fotiades	766,018,373	49,030,657	1,001,480	30,129,855
Lydia H. Kennard	742,427,125	72,679,700	943,685	30,129,855
Daniel S. Letter	793,152,790	21,939,959	957,761	30,129,855
Irving F. Lyons III	781,044,390	34,032,906	973,214	30,129,855
Guy A. Metcalfe	807,751,100	7,337,078	962,332	30,129,855
Avid Modjtabai	807,997,557	6,120,181	1,932,772	30,129,855
David P. O’Connor	793,039,832	22,067,393	943,285	30,129,855
Olivier Piani	808,237,605	6,857,223	955,682	30,129,855
Sarah A. Slusser	812,354,015	2,735,484	961,011	30,129,855

2.	Advisory vote to approve the Company’s executive compensation for 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
743,090,610	71,825,351	1,134,549	30,129,855

3.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
795,489,568	50,411,188	279,609	0

4.	Stockholder proposal titled “Support a Reasonable Shareholder Ability to Call for a Special Shareholder Meeting.”

Votes For	Votes Against	Abstentions	Broker Non-Votes
355,591,697	459,253,004	1,205,809	30,129,855

Item 9.01.	Financial Statements and Exhibits.
(d)
Exhibits
. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: May 13, 2025	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	Chief Legal Officer and General Counsel

PROLOGIS, L.P.
By: Prologis, Inc.,
its General Partner

Date: May 13, 2025	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	Chief Legal Officer and General Counsel